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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-57499, 33-54637 and 33-49756) of Cypress Semiconductor Corporation of our report dated January 20, 1995 appearing on page 28 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-1 of this Form 10K.


PRICE WATERHOUSE LLP
San Jose, California
March 27, 1995